CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Registered Public Accounting Firm" and "Financial Statements and Report of Independent Registered Public Accounting Firm" and to the use of our report dated November 22, 2004 with respect to the Corporate Bond Portfolio of the AllianceBernstein Bond Fund, Inc., which is incorporated by reference in this Registration Statement (Form N-1A Nos. 2-48227 and 811-2383) of the AllianceBernstein Bond Fund, Inc.

ERNST & YOUNG LLP

New York, New York
January 27, 2005

     CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Registered Public Accounting Firm" and "Financial Statements and Report of Independent Registered Public Accounting Firm" and to the use of our report dated November 22, 2004 with respect to the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc., which is incorporated by reference in this Registration Statement (Form N-1A Nos. 2-48227 and 811-2383) of the AllianceBernstein Bond Fund, Inc.

ERNST & YOUNG LLP

New York, New York
January 27, 2005

     CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights", "Shareholder Services - Statements and Reports", "General Information - Independent Registered Public Accounting Firm" and "Financial Statements and Report of Independent Registered Public Accounting Firm" and to the use of our report dated December 15, 2004 with respect to the Quality Bond Portfolio of the AllianceBernstein Bond Fund, Inc., which is incorporated by reference in this Registration Statement (Form N-1A Nos. 2-48227 and 811-2383) of the AllianceBernstein Bond Fund, Inc.

ERNST & YOUNG LLP

New York, New York
January 27, 2005